Dreyfus Asset Allocation Fund

                        Supplement dated May 10, 1999

                  to the Prospectus dated September 1, 1998
              (as previously supplemented on January 28, 1999)


At a meeting of the Board of Directors of the Dreyfus Asset Allocation Fund (the "Acquired Fund"), and Dreyfus LifeTime Portfolios, Inc., held on May 6, 1999, the Board approved, subject to shareholder approval, an Agreement and Plan of Reorganization (the "Agreement") between the Acquired Fund and
Dreyfus LifeTime Portfolios, Inc., on behalf of the Growth and Income Portfolio (the "Acquiring Fund"), a fund with an identical investment objective to that of the Acquired Fund. The Agreement provides for the transfer of assets of the Acquired Fund to the Acquiring Fund, in a tax-free exchange for shares of common stock of the Acquiring Fund and the assumption by the Acquiring Fund of liabilities of the Acquired Fund, the distribution of Investor Class shares of the Acquiring Fund to Acquired Fund shareholders and the subsequent dissolution of the Acquired Fund (the "Reorganization").

It is currently contemplated that shareholders of the Acquired Fund will be asked to approve the Agreement at a special meeting of shareholders to be held on or about August 6, 1999. If the Agreement is approved, the Reorganization will become effective on or about September 17, 1999. A Prospectus/Proxy Statement with respect to the proposed Reorganization will be mailed to Acquired Fund shareholders prior to the meeting. The Prospectus/Proxy Statement will describe the Acquiring Fund and other matters.


                                                                    550s0599